Corporate Overview May 2019

2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2018. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

Introduction 3

Amicus Highlights

GALAFOLD'S EXTRAORDINARY LAUNCH SUCCESS

- 650+ Patients and $91.2M Global Sales in FY18
- FY19 Guidance of $160M-$180M
- $500M Potential Sales by 2023
- $1B+ Addressable Market Opportunity by 2028

AT-GAA IN POMPE: POTENTIAL TO BECOME STANDARD OF CARE

- Continued Strength of Clinical Data
- Granted Breakthrough Therapy Designation
- Multiple Data Expected Throughout 2019
- 100+ Pompe Patients on AT-GAA by YE19
- $1B-$2B+ Market Opportunity

LEADING GENE THERAPY PORTFOLIO IN RARE METABOLIC DISEASES

- Pipeline of 14 Gene Therapies
- 2 Clinical Stage Programs
- Established Global Research and Gene Therapy Center of Excellence in Philadelphia
- $1B+ Peak Recurring Market Opportunity

FINANCIAL STRENGTH

- $500M+ Cash at 12/31/18 (runway into mid-2021)
- Growing Contribution from Galafold Revenues

2023 VISION

- 5,000+ Lives Transformed
- $1B+ in Revenue
- Leading Global Rare Disease Biotech

Amicus Therapeutics

Introduction 4 Amicus Founding Beliefs WE BELIEVE... WE BELIEVE... WE BELIEVE… In the Fight to Remain In Our Future to Build In Each Other to at the ForefrontWe push of ideas as Longfar-term and Value as for fast as possibleFoster Teamwork and Therapies for Rare and Our Stakeholders Respect for Each Orphan Diseases Individual’s Contribution We encourage and embrace constant innovation • We seek to deliver the highest quality therapies for • We are all owners of this business • Our passion for making a persons living with these diseases difference unites us • We are business led and science • We support the disease communities - and their families We have a duty to obsoletedriven our own technologies• Diversity of experience and • We are passionate about what we do thought is essential • Maximizing value for our • We encourage and embrace constant innovation shareholders is the foundation of our • We communicate openly, • We have a duty to obsolete our own technologies future successes honestly and respectfully • We push ideas as far and as fast as possible We are business• Our medicines led mustand be fairly science priced driven• Our families are part of the • We take smart risks and broadly accessible Amicus experience • We work hard • We build strategic partnerships • Work-life balance keeps us • We keep asking the tough questions healthy • • We will never be constrained by prior thinking We will not lie, cheat or steal • We learn from ourOur mistakes passion for making• We take full responsibility a difference for our unites us • We think differently - very differently actions

Introduction 5 PORTFOLIO 500+ of 15 programs for rare EMPLOYEES metabolic diseases globally BIOLOGICS AT-GAA* PLATFORM Phase 3 Leading Expertise in Protein Engineering Investigational Lysosomal & Glycobiology Therapy for Pompe Storage GLOBAL Disorders $500M+ Gene Therapy FOOTPRINT Cash in 27 countries (12/31/18) Platforms * AT-GAA, also known as ATB200/AT2221

Introduction 6

A RARE PORTFOLIO.


DISCOVERY
PRECLINICAL
PHASE 1/2
PHASE 3
REGULATORY
COMMERCIAL
Fabry Franchise
Galafold® (migalastat) monotherapy
Fabry Gene Therapy
PENN
Pompe Franchise
AT-GAA (Novel ERT + Chaperone)
Pompe Gene Therapy
PENN
Batten Franchise – Gene Therapies
CLN6 Batten Disease
NCH
CLN3 Batten Disease
NCH
CLN8 Batten Disease
NCH
CLN1 Batten Disease
NCH
Rare CNS and Other Gene Therapies
CDKL5 Deficiency Disorder GTx / ERT
PENN
Niemann-Pick Type C (NPC)
NCH
Tay-Sachs Disease
NCH
Wolman Disease
NCH
Other
NCH / PENN
Advancing one of the **most robust rare disease portfolios** in biotechnology

Introduction 7 Key Drivers of Value Pompe Gene Galafold ERT Therapy $1B+ $1B-2B+ Portfolio Opportunity Opportunity $1B+ Opportunity Transformthe Lives of Thousands of Patients

Introduction 8 2019 Key Strategic Priorities 1 Nearly double annual revenue for Galafold (guidance $160M-$180M) Complete enrollment in AT-GAA Pivotal Study (PROPEL) and 2 report additional Phase 1/2 data Report additional 2-year clinical results in CLN6-Batten disease and 3 complete enrollment in ongoing CLN3-Batten disease Phase 1/2 study Establish preclinical proof of concept for Fabry and Pompe gene 4 therapies 5 Maintain strong financial position

Introduction 9 Impacting Lives >350 Patients* | ~$36M Global Sales >700 Patients* | ~$91M1 Global Sales 5,000 Patients* | $1B Global Sales YE17 YE18 2023 *Clinical & commercial, all figures approximate 1Preliminary unaudited

Introduction
10

Amicus in 2023

Our Path to Become One of the Leading Global Biotechnology Companies in Rare Diseases

Amicus Therapeutics

~$1B / ~5,000 patients in 2023

Approved

Galafold ~$500M

AT-GAA* ~$200M

Gene Therapies & In-licensed Products* ~$300M

Clinical

5+ Programs in Clinic

Preclinical

1+ New IND Every 12-18 Months

*Assumes successful clinical trials and regulatory approvals

Amicus Therapeutics

Fabry Disease Overview “We support the disease communities – and their families” - Amicus Belief Statement

Fabry Disease

12

Fabry Disease Overview

Fabry Disease is a Fatal Genetic Disorder that Affects Multiple Organs and is Believed to be Significantly Underdiagnosed

Key Facts:

- α-Gal A enzyme deficiency leads to substrate (GL-3) accumulation
- >1,000 known mutations
- ~10K diagnosed WW (51% female/49% male[4])
- Newborn screening studies suggest prevalence of ~1:1000 to ~1:4000



Leading Causes of Death:

- Transient Ischemic Attack (TIA) & Stroke[1]
- Heart Disease[2]
- Kidney Disease[3]

Life-Limiting Symptoms:

- Gastrointestinal[3]

1. Desnick R, *et al.* Ann Intern Med. 2003; 2. Yousef Z, *et al.* Eur Heart J. 2013; 3. Germain D. Orphanet J Rare Dis. 2010 4. Fabry Registry 2011

Amicus Therapeutics

Fabry Disease 13 Global Fabry Market Growth Driven by New Patients Global Fabry Market Exceeded $1.4B as of 3Q18 and Tracking Toward $2.2B by 2023 (8.6% 5-Year CAGR)* Annualized 3Q18 Fabry sales increased $2,500 10% $2,000 $1,500 Japan ROW 15% 20% (millions) $1,000 EU 34% U.S. $500 31% $0 2015 2016 2017 2018 2019E 2020E 2021E 2022E 2023E Global Fabry Market and growth measured by reported CER (constant exchange rates) Adjusted Net Sales through 3Q18 ∆ 2018 – 2023 are based on estimated 8.6% annual growth rate (5-Year CAGR rate)

Fabry Disease 14 Fabry Underdiagnosis Newborn Screening Studies Suggests Fabry Could Be One of the More Prevalent Human Genetic Diseases NEWBORN 8454ENING STUDY NEWBORNS SCREENED CONFIRMED FABRY MUTATIONS % AMENABLE Index 15 Patient Hopkins, 2018, Missouri, US 43,701 N/A [1:~2913] 26 Burton, 2017, Illinois, US 219,793 N/A [1: ~8454] 9 Mechtler, 2011, Austria 34,736 100% [1: ~3800] 75 Hwu, 2009, Taiwan 171,977 N/A [1: ~2300] 12 Spada, 2006, Italy 37,104 86% [1: ~3100] 3-5 :1 Index Historic published incidence 1:40,000 to 1:60,000 Majority Diagnosed through Newborn Screening Have Amenable Mutations Burton 2017 J Pediatr 2017;190:130-5 ; Mechtler et al., The Lancet, 2011 Dec. Hwu et al., Hum Mutation, 2009 Jun; Spada et al., Am J Human Genet., 2006 Jul

Fabry Disease 15 Fabry Misdiagnosis Recent Studies in Multiple Disease Areas Show Significant Rate of Fabry Disease as Underlying Cause 36,820 # Patients Screened Patients # 5,978 5,491 3,074 2,360 361 273 88 6.8 5.5 Diagnosed Diagnosed withFabry % % 1.3 0.8 0.5 0.5 0.6 0.3 Renal: CV: CV: Renal: Specialty Neuropathic MS GI: Dialysis Stroke LVH / HCM Transplant Clinics* Pain IBS Source: Summary of N=63 completed high-risk screening associated studies, Huron Analysis *Specialty clinics include neurology, cardiology, nephrology, and pediatrics **1 MS completed study refers to % of FD patients misdiagnosed with MS

Galafold® (migalastat) Global Launch… …taking a leadership role in the treatment of Fabry disease “We push ideas as far and as fast as possible” - Amicus Belief Statement

Galafold: Precision Medicine for Fabry Disease

17

Galafold Snapshot (as of March 31, 2019)

One of the Most Successful Rare Disease Launches


NDC 71904-100-01
Galafold™
(migalastat) capsules
123 mg
14 capsules
Lift to open
Amicus
Galafold (migalastat) capsules 123 mg
A1001

$34.0M
1Q19 Galafold Revenue

$160-180M
FY19 Global Galafold Rev. Guidance

Geographic Expansion in 2019

Galafold™ (migalastat)

24
Countries with Pricing & Reimbursement

8
Regulatory Approvals:
Australia, Canada, EU, Israel, Japan, S. Korea, Switzerland , U.S.

348
Amenable Variants in U.S. Label

Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable mutation/variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

Amicus Therapeutics

18 Galafold Global Launch Momentum (as of March 31, 2019) Q1 was very strong with largest number of net new patient adds (150+) and positive momentum across all key commercial metrics . Global: 150+ new patient adds with continued >90% compliance and adherence. Now estimate ~18% global market share of treated amenable patients* . U.S: 200+ prescription referral forms (PRFs) from 90+ prescribers (as of April 30); shortening time from PRF to shipment . International: strong growth from both switch and previously untreated patients . Japan: Q1 patients ahead of forecast with expanded commercial team . Demographics: balanced mix of males and females, classic and late-onset patients across all markets *Market share based on reported 2018 global Fabry sales and assumes a 35% amenability rate for Galafold.

Galafold: Precision Medicine for Fabry Disease 19 Galafold Quarterly Performance 1Q19 Revenue of $34.0M Grew 104% Year-over-Year Reflecting Continued Strong Growth in Global Adoption of First Fabry Oral Precision Medicine • 1Q19 in-line with management $34.0M $32.6M expectations • Consistent with Galafold adoption trends and ordering patterns in previous years, quarter to quarter $21.3M $20.6M growth will not be linear $16.7M • Strong start to 2Q19 ahead of management expectations • Higher revenue growth expected in 2Q19 and 4Q19 1Q18 2Q18 3Q18 4Q18 1Q19

Galafold: Precision Medicine for Fabry Disease 20 Galafold Success and FY19 Galafold Revenue Guidance On Track to Nearly DOUBLE Revenue Again and Serve 1,000+ Patients in 2019 $160M-180M Guidance $91.2M $32.6M $36.9M $20.6M $80$21.3M-90M $4.9M $16.7M FY16 FY17 FY18 FY19

Galafold: Precision Medicine for Fabry Disease

21

Total Amenable Patient Population ("TAPP")

Estimate based on 35% - 50% amenability

$1B+ Addressable Market Opportunity by 2028

Upside Potential
WORLDWIDE
Diagnosis grows due to newborn screening and patient finding initiatives in U.S. & Japan
TAPP: 4,700-6,750

Peak Potential
WORLDWIDE
Diagnosis continues at current rate
TAPP: 4,200-6,000

Today
WORLDWIDE*
(U.S. & Japan Added)
TAPP: 3,800-5,500

EU & ROW Only
TAPP: 2,000-3,000


2017
2018
2028

*WORLDWIDE includes total amenable patient population in all Fabry ERT commercial markets today Estimated effect of newborn screening on adult diagnostic rate.

Amicus Therapeutics

AT-GAA Novel ERT for Pompe Disease “We encourage and embrace constant innovation” - Amicus Belief Statement

AT-GAA for Pompe Disease 23 Pompe Disease Overview Pompe Disease is a Fatal Neuromuscular Disorder that Affects a Broad Range of People Respiratory and cardiac 5,000 – 10,000 patients Age of onset ranges from infancy to failure are leading causes of morbidity diagnosed WW1 adulthood and mortality Deficiency of GAA leading to glycogen Symptoms include muscle weakness, ~$900M+ Global Pompe accumulation respiratory failure, and cardiomyopathy ERT sales in FY172 1. National Institute of Neurological Disorders and Stroke (NIH). 2. Sanofi Press Release & 10-K

AT-GAA for Pompe Disease 24 AT-GAA (ATB200 + Chaperone): A Differentiated Treatment Paradigm

AT-GAA for Pompe Disease 25 Pompe Patient Experience in Phase 1/2 Clinical Study (ATB200-02) Consistent and Durable Responses Across Key Measures of Safety, Functional Outcomes and Biomarkers in both ERT-Switch and ERT-Naïve Pompe Patients out to Month 18 6-Minute Walk Test (m) Change at Month 24a,b Cohort Baseline (n=10) (n=8) Mean (SD) Cohort 1 397.2 +53.6 ERT-Switch Ambulatory (96.8) (36.4) Change at Month 21 Cohort Baseline (n=5) (n=5) Mean (SD) Cohort 3 399.5 +54.8 ERT-Naïve (83.5) (34.7) FVC (% Predicted) Change at Month 24a,b,c Cohort Baseline (n=9*) (n=7) Mean (SD) Cohort 1 52.6 -0.6 ERT-Switch Ambulatory* (14.7) (2.8) Change at Month 21 Cohort Baseline (n=5) (n=5) Mean (SD) Cohort 3 53.4 +6.1 ERT-Naïve (20.3) (9.7) aOne patient in Cohort 1 discontinued from study (withdrew consent) before Month 24. bAt the time of this interim analysis, 1 patient in Cohort 1 had not reached Month 24. cBaseline FVC missing for 1 patient in Cohort 1

AT-GAA for Pompe Disease 26 AT-GAA: Breakthrough Therapy Designation U.S. FDA Granted BTD to AT-GAA in Late-Onset Pompe Disease (LOPD) BTD Criteria • Intended to treat a serious or life threatening disease or condition • Preliminary clinical evidence indicates drug may demonstrate substantial improvement over existing therapies on one or more clinically significant endpoints AT-GAA BTD Based on Ph 1/2 Clinical Efficacy • Improvements in 6-minute walk distance • Comparison to natural history of treated patients BTD Features • Intensive guidance on an efficient drug development program • Potential Rolling BLA • Organizational commitment involving senior managers • Potential for Priority Review • All Fast Track program features

AT-GAA for Pompe Disease 27 PROPEL (ATB200-03) Study Design 52-Week Primary Treatment Period Long-Term Extension (Double-Blind) (Open-Label) Participants with Late-Onset AT-GAA Pompe Disease Bi-Weekly ~100 Patients AT-GAA 90 Clinical Sites Worldwide Bi-weekly Standard of Care ERT-Switch ERT-Naïve Bi-Weekly Primary Endpoint: 6-Minute Walk Test at Week 52 Multiple Secondary Endpoints

AT-GAA for Pompe Disease 28 Pompe Biologics Manufacturing Successful Scale Up to 1000L GMP Clinical and Commercial Scale to Fully Supply Global Pompe Population • Key quality attributes maintained from 5L to 250L to 1000L • Agreements on biocomparability with key regulators (FDA, BfARM) • PROPEL participants now treated with drug manufactured at 1000L • Current bioreactor capacity to supply global population • WuXi partnership strengthened with 5-year supply agreement

AT-GAA for Pompe Disease 29 AT-GAA: 2019 Objectives Advance AT-GAA for as Many Patients Worldwide as Quickly as Possible  Additional Phase 1/2 Data (up to 24 Months)  Breakthrough Therapy Designation  Full enrollment of Phase 1/2 Study (Cohorts 1-4) • Full enrollment of PROPEL study (n=100) • Present additional Phase 1/2 data (Cohort 4) • Report natural history study data • Initiate supportive pediatric study • Advance agreed upon CMC requirements to support BLA

Gene Therapy Pipeline “We have a duty to obsolete our own technologies” - Amicus Belief Statement

Amicus Gene Therapy Programs 31 Leading Lysosomal Disorder Gene Therapy Portfolio Multiple Platforms Provide 14 Gene Therapy Programs and R&D Engine for Future Growth Gene Therapy Program Updates Positive initial preclinical data for Pompe gene therapy CLN3 Batten Disease Phase 1/2 Study Enrolling; Low Dose Cohort Complete (n=3) Additional 2-Year CLN6 Batten Disease Phase 1/2 Data on Track for 3Q19 Additional preclinical studies in progress including CLN8, CLN1, Pompe and Fabry R&D Engines for Future Growth

Amicus Gene Therapy Programs 32

Addressable Patient Populations in Neurologic LSDs*

10,000+ Addressable Patients in 10 Indications

$1B+ Annual Recurring Revenue



~1,000
CLN6
~5,000
CLN3
~750
CLN8
>3,500
Niemann-Pick, Wolman Disease, Tay-Sachs, and Others

NATIONWIDE CHILDREN'S

*Estimated addressable U.S., EU, Japan, and other major, reimbursable markets based on published incidence and prevalence

Amicus Therapeutics

AAV9-CLN6 Gene Therapy for CLN6-Batten Disease 33 Efficacy Data: Matched Sibling Case Report Encouraging Interim Efficacy Data in First Two Patients Treated with Gene Therapy with Two Years of Follow-up Normal • Two siblings (same genotype) function 6 GTx dosing treated with gene therapy at ages Younger sibling 2.8 and 5.3 years, respectively 5 • Two years post treatment, 4 Hamburg motor and language GTx dosing scores indicate no disease 3 progression in the younger sibling 2 Older sibling • Disease progression in older 1 sibling has shown evidence of Hamburg Score (Motor and Language) and (Motor Score Hamburg Age of symptom onset Total loss stabilization of ability 0 0 10 20 30 40 50 60 70 80 90 100 Age (months) Source: Data on file

Amicus Gene Therapy Programs 34 Amicus Protein Engineering Expertise & Technologies for Gene Therapy Collaboration to Enable Greater Protein Expression and Delivery at Lower Gene Therapy Doses Increased Increased Improved Protein Protein Protein Targeting & Expression Secretion Stabilization Novel untranslated sequences Effective signal sequences to Targeting moieties to avoid inhibition of increase protein expression & initiation and drive efficient secretion Protein design protein synthesis

Amicus Gene Therapy Programs

35

Early Proof of Principle for Optimized Gene Therapy

Amicus DNA Constructs Enable Optimized Gene Therapy in Pompe and Fabry

Pompe

Secreted GAA in Media


Amicus GT-GAA
WT rhGAA
GAA Activity (nmol/mL/hr)
8000
6000
4000
2000
0
0
2
4
6
Days

GAA Binding to Intended Receptor


Bound GAA Activity (nmol/mL/hour)
80
60
40
20
0
Amicus GT-GAA
WT rhGAA
0
20
40
60
80
100
rhGAA (nM)

Fabry

Alpha-Gal Activity: pH 7.4


pH 7.4
WT
construct 1
construct 2
Residual Activity (%)
300
250
200
150
100
50
0
0
1
2
3
4
5
6
7
Time (days)

Alpha-Gal Activity: pH 4.6


pH 4.6
WT
construct 1
construct 2
Residual Activity (%)
300
250
200
150
100
50
0

Amicus Therapeutics

Preclinical Pompe Gene Therapy Results 36 Preclinical Pompe Gene Therapy Results Presented at ASGCT Initial Findings Validate Amicus/Penn Collaboration Combining Amicus-Engineered Transgenes with Penn’s AAV Gene Therapy Technologies Key findings: • Improved cellular uptake and glycogen reduction observed with engineered AAV-hGAA • Robust glycogen reduction in CNS observed only with engineered AAV-hGAA • Builds upon protein engineering and manufacturing expertise used to successfully develop Program AT-GAA Status and • Additional preclinical studies underway (various doses and routes of AAV administration) Anticipated • Selection of clinical candidate in 2019 to move into IND-enabling studies Milestones • Platform potential to design constructs that enhance protein targeting across multiple lysosomal disorders

Amicus Gene Therapy Programs 37 Manufacturing: Three-Pronged Approach Proven Amicus Track Record Long in Biologics Manufacturing Term Applies to Gene Therapy Mid Term Now Amicus manufacturing NCH and UPenn to supply initial clinical studies GMP clinical supply available for ongoing studies at NCH Finalize partners for contract manufacturing Validated vector engineering and manufacturing at UPenn

Financial Summary & Milestones “We have a duty to obsolete our own technologies” - Amicus Belief Statement

Financial Summary 39

Financial Summary and Guidance

Strong Balance Sheet with $435M+ Cash at 3/31/19- Cash Runway into 2021

FINANCIAL POSITION	March 31, 2019
Cash	~$438M
Cash Runway	Into at least mid-2021
CAPITALIZATION	
Shares Outstanding	230,180,714
FINANCIAL GUIDANCE	
Projected YE 2019 Cash Balance	~$300M
Galafold Revenue Guidance	$160M-$180M

Amicus Therapeutics

Upcoming Milestones 40

Anticipated Milestones: 2019

Well-Positioned to Create Significant Value for Patients and Shareholders in 2019

Galafold: Fabry Disease

- FY19 revenue guidance $160M-$180M
- Growth in existing markets
- Expansion into new markets
- Diagnostic initiatives

AT-GAA: Pompe Disease

- ✓ Additional Phase 1/2 data (21 and 24 months)
- ✓ Breakthrough therapy designation (BTD) in LOPD
- ✓ Phase 1/2 study fully enrolled (Cohorts 1-4)
- PROPEL pivotal study enrollment (n=100)
- Additional Phase 1/2 data (Cohort 4)
- Natural history study data
- Additional supportive studies
- Advance CMC requirements to support BLA

Gene Therapy Programs

- Ongoing CLN3 Batten disease Phase 1/2 study enrollment
- Additional 2-year data from CLN6 Batten disease Phase 1/2 study
- Additional preclinical data including next-generation gene therapies for Fabry and Pompe
- Selection of Pompe AAV gene therapy clinical candidate to move into IND-enabling studies

Amicus Therapeutics

Thank You “Our passion for making a difference unites us” -Amicus Belief Statement

Appendix

Preclinical Pompe Gene Therapy Results at ASGCT

43

AAV Gene Therapy Initial High-Dose Preclinical POC Study

- AAV Transgene:
  - Natural-hGAA (AAV.hGAA nat)
  - Engineered-hGAA (AAV.hGAA eng)
- Dose\Route:
  - 5e11 gc/mouse (~2.5e13 gc/kg)
  - Tail Vein IV
- Animal Model:
  - Pompe Model *Gaa* -/- B6:129-GAAtm1Rabn/J (aka 6neo)
  - Wild-type *Gaa* +/+ (Pompe model litter-mates)
- Gender:
  - Male
  - Female
- Age: 4-6 weeks at AAV dosing





AAV Expressing Trans-Gene Co nstructs


Native
Signal Peptide
Natural hGAA
Kozak
Sequence
GAA
More Efficient
Signal
Peptide
Engineered hGAA
Kozak
Sequence
GAA + lysosomal targeting motif

Study Design: 4 Week Animal Study


5e11 gc/mouse
~2.5e13 gc/kg
Week 1
Week 2
Week 3
Week 4
7d
Serum
Day 21
Serum
Day 28
Plasma Tissue

Amicus Therapeutics

Preclinical Pompe Gene Therapy Results at ASGCT 44 GAA Plasma Activity, Concentration and Cell-Surface Receptor Binding Binding to Intended Receptor Day 28 Plasma Samples used to evaluate receptor binding • Engineered hGAA was able to efficiently bind the • High levels of engineered and natural hGAA were intended receptor to enable cellular uptake measured in plasma at day 28

Preclinical Pompe Gene Therapy Results at ASGCT

45

Tibialis Anterior – 28 days after AAV Gene Therapy

Engineered hGAA was more Efficient at Cross-Correction as Indicated by Greater Cellular Uptake, Uniform Glycogen Reduction and Cell Pathology Correction

- GAA activity in the tibialis anterior was ~15 – 20 fold higher than wild-type levels for both engineered hGAA and natural hGAA
- PAS staining showed more uniform and complete glycogen reduction and clearance of autophagic vacuoles for engineered hGAA
- PAS staining showed incomplete glycogen reduction and less clearance of autophagic vacuoles for natural hGAA (white arrows)
- IHC illustrated greater cellular uptake (black arrows) of engineered hGAA compared to natural hGAA
- Similar results seen in other muscle groups (see Appendix)

GAA Activity


800
400
0
GAA Activity
(nmol/mg protein/hr)
Wild-Type
Vehicle
AAV.hGAA nat
AAV.hGAA eng

Histopathology Scoring


5
4
3
2
1
0
-1
Wild-Type
Vehicle
AAV.hGAA nat
AAV.hGAA eng

Glycogen PAS - Tibialis anterior


Vehicle
AAV.hGAA nat
AAV.hGAA eng
Wild-Type
20x
60x
Gaa -/-
Gaa -/-
Gaa -/-
Gaa +/+

hGAA IHC - Tibialis anterior


Vehicle
AAV.hGAA nat
AAV.hGAA eng
Wild-Type
20x
60x
Gaa -/-
Gaa -/-
Gaa -/-
Gaa +/+

Amicus Therapeutics

Periodic acid–Schiff (PAS) is a staining method used to detect polysaccharides such as glycogen in tissues

Preclinical Pompe Gene Therapy Results at ASGCT 46

Brain– 28 days after AAV Gene Therapy

Engineered hGAA was able to Cross-Correct the Brain at Low Levels Due to Efficient Cellular Uptake while Natural hGAA was not able to Cross-Correct at Similar Expression Levels

- GAA activity in the brain was ~5-fold lower than wild-type levels for both engineered hGAA and natural hGAA
- Both engineered hGAA and natural hGAA likely produced by the choroid plexus and secreted into the cerebrospinal fluid
- Glycogen close to wild-type levels for engineered hGAA, even though activity was only 20% of wild-type levels
- Little/no glycogen clearance with natural hGAA


GAA Activity
GAA Activity (nmol/mg protein/hr)
100
75
50
25
0
Wild-Type
Vehicle
AAV.hGAA nat
AAV.hGAA eng


Glycogen Luxol /PAS - Brain
Vehicle
AAV.hGAA nat
AAV.hGAA eng
Wild-Type
1x
20x
Gaa -/-
Gaa -/-
Gaa -/-
Gaa +/+
hGAA IHC - brainstem and choroid plexus
Vehicle
AAV.hGAA nat
AAV.hGAA eng
Wild-Type
20x
20x
Gaa -/-
Gaa -/-
Gaa -/-
Gaa +/+

Preclinical Pompe Gene Therapy Results at ASGCT 47 Spinal Cord– 28 days after AAV Gene Therapy Engineered hGAA was able to Reduce Glycogen Efficiently in the Spinal Cord while Little GGlycogenlycogen Luxo Reductionl/PAS – Spinal Cwasord Observed for Natural Vehicle AAV.hGAA nat AAV.hGAA eng Wild-Type hGAA Glycogen Luxol/PAS – Spinal Cord 20x Vehicle AAV.hGAA nat AAV.hGAA eng Wild-Type • PAS staining showed that glycogen levels Gaa -/- Gaa -/- Gaa -/- Gaa +/+ were close to wild-type in ventral horn, 20x including motor neurons, for engineered Gaa -/- Gaa -/- Gaa -/- Gaa +/+ hGAA hGAA IHC – Spinal Cord • PAS staining showed that glycogen levels Vehicle AAV.hGAA nat AAV.hGAA eng Wild-Type were closer to vehicle in ventral horn, including motor neurons, for natural hGAA IHC – Spinal Cord hGAA (white arrows) Vehicle AAV.hGAA nat AAV.hGAA eng Wild-Type 20x • IHC demonstrated a stronger signal in motor neurons from animals receiving engineered hGAA compared with natural 20x hGAA (black arrows) 60x Gaa -/- Gaa -/- Gaa -/- Gaa +/+ 60x Gaa -/- Gaa -/- Gaa -/- Gaa +/+